CONVERTIBLE PREFERRED STOCK (Tables)	12 Months Ended
Dec. 31, 2021
CONVERTIBLE PREFERRED STOCK [Abstract]
Convertible Preferred Stock
The Company had issued five series of convertible preferred stock, Series A through Series E (the “Convertible Preferred Stock”). The following table summarizes the authorized, issued and outstanding Convertible Preferred Stock of the Company immediately prior to the Business Combination and as of December 31, 2020:
Class	Year of Class Issuance	Issuance Price per Share	Shares Authorized	Shares Issued and Outstanding	Total Proceeds or Exchange Value	Issuance Costs	Net Carrying Value	Initial Liquidation Price per Share
Series A	2013	$0.04	25,000,000	25,000,000	$ 1,000	$ —	$ 1,000	$0.80
Series B	2015	0.80	31,250,000	31,250,000	25,000	—	25,000	0.80
Series C	2015 − 2016	4.61	8,164,323	8,164,323	37,638	328	37,310	4.61
Series D	2017	4.71	12,738,853	12,738,853	60,000	414	59,586	4.71
Series E	2018 − 2020	5.36	14,925,373	13,636,092	73,089	171	72,918	5.36
			92,078,549	90,789,268